Portions of this exhibit have been redacted pursuant to a request for confidential treatment made with the Securities and Exchange Commission and are reflected herein by [ ]. The Company has filed unredacted versions with the Securities and Exchange Commission under separate cover.

- --------------------------------------------------------------------------------
                 MEDICAL SPECIALTIES MASTER RENTAL AGREEMENT
- --------------------------------------------------------------------------------

                            MASTER RENTAL AGREEMENT

                 This Master Rental Agreement (the "Agreement") is entered into this first day of June, 1996 (the "Effective Date") by and between Medical Specialties Distributors and any parent, subsidiaries or affiliates thereof ("MSD") and Coram Healthcare Corporation ("CUSTOMER"), a __________ corporation with a principal place of business at 1125 Seventeenth Street, Suite 1500, Denver, Colorado, 80202. ("CUSTOMER").

                                    RECITALS

         A. CUSTOMER desires to rent reliable, high quality medical supplies and products from MSD in order to aid CUSTOMER's operations.

         B. MSD is a distributor of medical consumables, infusion pumps and other home infusion therapy products.

         C. MSD and the CUSTOMER desire to enter into a relationship whereby MSD shall be the exclusive supplier to the CUSTOMER of infusion pumps and other home infusion therapy products.

         D. The CUSTOMER and MSD desire to enter into this Agreement to set forth the terms and conditions under which the CUSTOMER will rent from MSD and MSD will supply to the CUSTOMER.

         NOW, THEREFORE, in consideration of the mutual promises set forth below, the parties hereto agree as follows:

                                   AGREEMENT

                                   ARTICLE I
                                     Scope

         1.1 The terms and conditions set forth below govern the rental, from MSD and to the CUSTOMER, of all equipment (the "Rental Equipment"), whether such rental has occurred before, occurred after, or occurred contemporaneous with the Effective Date of this Agreement.

                                   ARTICLE 2
                              Placement of Orders

         2.1 The CUSTOMER may rent any equipment included in the then current MSD catalog. MSD may revise its catalog from time to time, without notice to the CUSTOMER, to reflect the addition of new equipment or the deletion of discontinued equipment.

         2.2 The CUSTOMER may place orders for Rental Equipment by contacting MSD by phone, facsimile, or other electronic means, or by mail. Orders for Rental Equipment shall specify the identity and quantity of the requested Rental Equipment, and the requested date and location of delivery. Any orders containing additional or different terms or any attempt to vary any of the terms of this Agreement will not invalidate such order, but will not be binding unless agreed to in writing by MSD.

         2.3 All orders are subject to acceptance by MSD. The first to occur of either of the following events will be deemed to be an acceptance of the order by MSD: (a) written acceptance by MSD or (b) the shipment by MSD in whole or in part of any Rental Equipment ordered.

                                   ARTICLE 3
                              Rental Term and Fees

         3.1 The rental of Rental Equipment under this Agreement shall commence on the date the Rental Equipment is delivered to the CUSTOMER and shall continue indefinitely until such rental is terminated in accordance with the terms of Article 11 of this Agreement.

         3.2 Rental fees owed by the CUSTOMER shall be reflected on the periodic invoices and shall be those set forth on MSD Rental Fee Schedule on the date appearing on the invoice or such other rental fee which may be agreed upon by the parties hereto and attached as an amendment to this Agreement. MSD shall have sole discretion to adjust the rental fees by altering its Rental Fee Schedule. Any rental fees so adjusted shall be owed by the CUSTOMER as of the date of the first invoice issued after MSD provides written notice to the CUSTOMER of the of such fee adjustment. Current Rental Fee Schedule is attached to this Agreement.

         3.3 Rental fees shall not include insurance, delivery or freight charges, all of which shall be separately charged to the CUSTOMER.

                                   ARTICLE 4
                         Ownership of Rental Equipment

         4.1 All Rental Equipment shall remain the sole and exclusive property of MSD. The CUSTOMER shall have no right, title or interest to or in the Rental Equipment, except the right to make use thereof and the right to maintain possession thereof in accordance with the terms of this Agreement.

                                   ARTICLE 5
                             Shipping and Delivery

         5.1 MSD will promptly process all of the CUSTOMER's Rental Equipment orders. All orders received by a branch location and accepted by such branch by 3:00 p.m. local time will be shipped from such branch the same day, provided that the Rental Equipment ordered is in stock. MSD carries an extensive inventory to achieve a high fill rate; however, there may be times when some equipment is out of stock. When equipment is out of stock, the CUSTOMER's initial invoice will state which Rental Equipment has been back ordered and MSD will ship such Rental Equipment as soon as it becomes available. MSD shall not be liable for any delay or failure of performance due to shortages of labor, supplies or equipment, or due to unforeseen circumstances or causes beyond its control.

         5.2 Rental Equipment shall be packed for shipment and storage in accordance with standard commercial practices. If the CUSTOMER requests special packaging, the cost of such packaging shall be borne by the CUSTOMER. MSD shall ship by ground in accordance with its standard practices. MSD shall select the carrier. The CUSTOMER may request that the Rental Equipment be shipped next day or second day delivery, provided that the CUSTOMER shall pay the full cost of such selected delivery method.

                                   ARTICLE 6
                             Billing and Discounts

         6.1 The CUSTOMER shall receive an invoice from MSD on approximately a monthly basis. The CUSTOMER shall remit full payment to MSD of rental fees, as such fees are reflected on the periodic invoices, within thirty
(30) days of the date appearing on the invoice. Rental fees shall be deemed paid when payment is received by MSD. All sums not paid by the CUSTOMER within
such thirty (30) day period shall accrue interest at the lower of [         ]
per month or the maximum interest rate allowed by law, prorated on a daily basis.

                                   ARTICLE 7
                             Acceptance and Returns

         7.1 All Rental Equipment shall be deemed accepted by the CUSTOMER as conforming and free from defect unless the CUSTOMER notifies MSD in writing, within five (5) days of receipt by the CUSTOMER, that the Rental Equipment delivered does not conform to the CUSTOMER's order or is defective. If the CUSTOMER provides MSD with such notice of nonconformity or defect, the CUSTOMER's sole and exclusive remedy shall be the repair or replacement of any defective Rental Equipment, or the return for full credit of any Rental Equipment different from or in addition to those ordered by the CUSTOMER.

                                   ARTICLE 8
                            Limitation on Liability

         8.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR (i) ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OR (ii) ANY COST OF PROCUREMENT OF SUBSTITUTE RENTAL EQUIPMENT OR SERVICES OR (iii) ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE OR PROFITS THAT THE OTHER PARTY MAY SUFFER DIRECTLY OR INDIRECTLY, REGARDLESS OF THE FORM OF THE ACTION WHETHER IN CONTRACT, TORT, (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF THE DEFENDING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR (iv) ANY DAMAGES IN EXCESS OF AMOUNTS THAT THE CUSTOMER HAS PAID TO MEDICAL SPECIALTIES IN RENTAL FEES.

                                   ARTICLE 9
                                Indemnification

         9.1 Each party agrees to indemnify, hold harmless and defend the other from and against all losses, claims, suits, damages, actions, causes of action, proceedings, demands, assessments, settlements, judgments, costs, expenses or any other liabilities of any kind or nature (including reasonable attorney's fees) imposed on or arising out of, or relating to the negligence or willful malfeasance of such party. The parties seeking indemnification hereunder shall timely notify the other party of any such claim.


Portions of these exhibits have been redacted pursuant to a request for confidential treatment made with the Securities and Exchange Commission and are reflected herein by [ ]. The Company has filed unredacted versions with the Securities and Exchange Commission under separate cover.

                                   ARTICLE 10
                             Maintenance and Repair

         10.1 The CUSTOMER acknowledges that Rental Equipment rented from MSD may require periodic preventive maintenance and recertification services. The CUSTOMER also acknowledges that it is the responsibility of the CUSTOMER to review recertification and maintenance requirements set forth by the manufacturer of the Rental Equipment and to return such Rental Equipment to Medical Specialists in a timely manner in order that Medical Specialists may conduct any necessary maintenance and recertification services for such Rental Equipment. The CUSTOMER shall prepay insurance and freight charges incurred in such return of Rental Equipment to MSD. Upon receipt of such Rental Equipment, MSD will perform maintenance and recertification services, or replace Rental Equipment as it deems necessary at no cost to the CUSTOMER.

         10.2 CUSTOMER further acknowledges that the repair, maintenance or recertification of Rental Equipment by someone other than MSD will constitute a breach of this Agreement by the CUSTOMER.

                                 ARTICLE II
                 Termination and Return of Rental Equipment

         11.1 This Agreement or the rental of any Rental Equipment under this Agreement may be terminated by either party without cause.

         11.2 The CUSTOMER may terminate the rental of any Rental Equipment under this Agreement by phoning MSD's Customer Service Department at 1-800-967-6400 and expressing an intent to terminate. MSD shall then issue the CUSTOMER a Returned Goods Authorization Number (a "RGA number"). The rental and the accrual of rental fees shall be deemed to terminate on the date that MSD receives the returned Rental Equipment.

         11.3 Either party may terminate this agreement or any rental under this Agreement by written notice to the other party of it's intent to terminate. Such notice shall include the effective date of the termination of the Agreement or rental, which shall not be less than ten (10) business days following the date of the notice. The CUSTOMER shall then return any Rental Equipment on or before the effective date of termination.

         11.4 If the CUSTOMER should fail to comply with any material term or condition of this Agreement, MSD may, in its sole discretion and without notice to the CUSTOMER, repossess, relet or sell any Rental Equipment under this Agreement and shall retain all remedies permitted by law and equity. In such event, the CUSTOMER shall agree to permit MSD to enter the CUSTOMER's premises upon reasonable request for the purpose of repossessing or removing any of the Rental Equipment covered by this Agreement. The CUSTOMER agrees that MSD's removal of Rental Equipment under this Article 11.4 shall not relieve the CUSTOMER of any of its obligations under this Agreement. The CUSTOMER agrees to pay all costs and expenses, including but not limited to attorneys' fees, incurred by MSD in the repossession, reletting, sale, releasing, transportation or handling of Rental Equipment under this Article 11.4.

         11.5 If a rental under this Agreement is terminated for any reason, by either party, the CUSTOMER shall prepay insurance and freight charges incurred in the return of the Rental Equipment to MSD. The CUSTOMER shall also return all manuals and accessories within the time limitation provided for the return of the Rental Equipment in this Article 11. The CUSTOMER agrees that it is responsible for packaging Rental Equipment for return to MSD in accordance with the OSHA Bloodborne Pathogen Standards. The CUSTOMER further agrees that, prior to the return of the Rental Equipment, the CUSTOMER will clean all Rental Equipment, remove all contaminated disposables, and package the Rental Equipment in a clearly marked Biohazard Plastic Bag and a box clearly labelled with a Biohazard label.

         11.6 Upon termination, for any reason, of a rental under this Agreement, the CUSTOMER must return Rental Equipment in good condition. The CUSTOMER shall be liable for any loss of or damage to the Rental

Equipment occurring between the date that the Rental Equipment is accepted or deemed to be accepted in accordance with Article 7 of this Agreement and the date that the equipment is returned and received by MSD (the "Possession Period"). If the Rental Equipment is lost, damaged or destroyed during the Possession Period, CUSTOMER shall pay the cost of either the repair or the replacement of the Rental Equipment. MSD shall determine, in its sole discretion, whether the repair cost or the replacement cost shall be paid. Rental fees for the Rental Equipment shall be deemed to continue to accrue until the CUSTOMER has paid the repair or replacement cost requested by MSD. Under no circumstances will previously remitted rental fees be applied to the cost of repair or replacement of lost, damaged or destroyed Rental Equipment.

                                   ARTICLE 12
                               General Provisions

         12.1 This document contains the entire agreement relating to the subject matter contained herein and supersedes all prior or contemporaneous agreements, written or oral, between the parties except that riders attached hereto shall be a part of this entire agreement. This agreement may not be modified except by a written document signed by an authorized representative of each party.

         12.2 All notices required or authorized under this Agreement shall be given in writing. All notices shall be effective upon receipt, if delivered in person or by telecopier, or upon mailing, if sent by overnight courier or mailed at a U.S. Post Office, first class mail, postage prepaid, and addressed or delivered to the other party's address as set forth below, or such other address as the party to be served may specify by advanced written notice to the party delivering notice.

         12.3 No term of this Agreement shall be considered waived and no breach excused by either party unless made in writing. No consent, waiver, or excuse by either party, express or implied, shall constitute a subsequent consent, waiver or excuse.

         12.4 If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable such provision shall be severed from this Agreement and the remaining provisions will remain in full force and effect.

         12.5 The CUSTOMER shall not assign this Agreement without the prior written consent of MSD. Except as set forth above, this Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

         12.6 This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

CUSTOMER: Coram Healthcare Corporation    MEDICAL SPECIALTIES DISTRIBUTORS, INC.

By:    /s/ R. F. ROOSE, JR.               By:    /s/ JOHN WHISNANT
       ----------------------------              ------------------------------
Name:  Robert F. Roose, Jr.               Name:  John Whisnant
       ----------------------------              ------------------------------
Title: Vice President Materials           Title: President & CEO
       Management
       ----------------------------              ------------------------------
Date:  6/3/96                             Date:  6/5/96
       ----------------------------              ------------------------------
Address: 1125 17th St.                    Address:  58 Norfolk Avenue
         Denver, CO 80202                           South Easton, Massachusetts
       ----------------------------                              02375
                                                 ------------------------------

- --------------------------------------------------------------------------------
                    CORAM HEALTHCARE PREFERRED RENTAL RATES
- --------------------------------------------------------------------------------

AMBULATORY
SIMS DELTEC                                      [
- --------------------------------------------------------------------------------
CADD 1 5100
- --------------------------------------------------------------------------------
CADD PLUS 5400
- --------------------------------------------------------------------------------
CADD PCA 5800
- --------------------------------------------------------------------------------
CADD TPN 5700
- --------------------------------------------------------------------------------
CADD-MICRO 5900
- --------------------------------------------------------------------------------

ABBOTT PROVIDER
- --------------------------------------------------------------------------------
AIM
- --------------------------------------------------------------------------------
PROVIDER 6000
- --------------------------------------------------------------------------------
PROVIDER ONE PLUS
- --------------------------------------------------------------------------------
PROVIDER 5500
- --------------------------------------------------------------------------------
PAIN MGT. PROVIDER
- --------------------------------------------------------------------------------
MISC. AMBULATORY
- --------------------------------------------------------------------------------
MINIMED 404SP
- --------------------------------------------------------------------------------
MINIMED 506 INSULIN
- --------------------------------------------------------------------------------
VOLUMETRIC PUMPS
- --------------------------------------------------------------------------------
ABBOTT LIFECARE 3
- --------------------------------------------------------------------------------
ABBOTT LIFECARE 4,4P
- --------------------------------------------------------------------------------
AVI (3M) 200A
- --------------------------------------------------------------------------------
AVI (3M) 210A
- --------------------------------------------------------------------------------
AVI (3M) 280RT
- --------------------------------------------------------------------------------
AVI (3M) 400A
- --------------------------------------------------------------------------------
IMED 960A
- --------------------------------------------------------------------------------
IMED 980
- --------------------------------------------------------------------------------
IMED GEMINI PCI
- --------------------------------------------------------------------------------
IMED GEMINI PCII
- --------------------------------------------------------------------------------
IVAC 560/565
- --------------------------------------------------------------------------------
IVAC 590                                                                       ]
- --------------------------------------------------------------------------------


Portions of these exhibits have been redacted pursuant to a request for confidential treatment made with the Securities and Exchange Commission and are reflected herein by [ ]. The Company has filed unredacted versions with the Securities and Exchange Commission under separate cover.

MCGRAW 521 + PROFILE
- --------------------------------------------------------------------------------
MED SPEC I                              [
- --------------------------------------------------------------------------------
SIGMA 6000+ PROG
- --------------------------------------------------------------------------------
BAXTER-TRAV 6200
- --------------------------------------------------------------------------------
BAXTER TRAV 6201
- --------------------------------------------------------------------------------
BAXTER-TRAV 6300
- --------------------------------------------------------------------------------

ENTERAL PUMPS
- --------------------------------------------------------------------------------
SHERWOOD
- --------------------------------------------------------------------------------
KANGAROO 330
- --------------------------------------------------------------------------------
KANGAROO 224
- --------------------------------------------------------------------------------
KANGAROO 324
- --------------------------------------------------------------------------------
KANGAROO PET
- --------------------------------------------------------------------------------

ROSS
- --------------------------------------------------------------------------------
FLEXIFLO III
- --------------------------------------------------------------------------------
COMPANION
- --------------------------------------------------------------------------------
QUANTUM
- --------------------------------------------------------------------------------

KNIGHT MEDICAL
- --------------------------------------------------------------------------------
KM60/70/80/85
- --------------------------------------------------------------------------------

SYRINGE PUMPS
- --------------------------------------------------------------------------------
AUTOSYRINGE AS20S
- --------------------------------------------------------------------------------
BARD 150XL
- --------------------------------------------------------------------------------
BARD 300XL
- --------------------------------------------------------------------------------
GRASEBY MS16A/MS26
- --------------------------------------------------------------------------------

PHOTOTHERAPY
- --------------------------------------------------------------------------------
FIBEROPTIC WALLABY
- --------------------------------------------------------------------------------
FIBEROPTIC WALLABYII                                                          ]
- --------------------------------------------------------------------------------

(see Master Rental Agreement for terms and conditions)

Portions of these exhibits have been redacted pursuant to a request for confidential treatment made with the Securities and Exchange Commission and are reflected herein by [ ]. The Company has filed unredacted versions with the Securities and Exchange Commission under separate cover.